Exhibit 99.2

2019 INVESTOR DAY POWERFUL BRANDS CLEAR VISION November 21, 2019

Forward-Looking Statements Energizer Holdings, Inc. (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or Factors that could cause actual results or events to differ materially from those anticipated include, without limitation, the matters implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 19, 2019: (1) market and economic conditions; (2) market trends in the categories in which we compete; (3) our ability to integrate businesses, to realize the projected results of acquisitions of the Acquired Businesses (defined below) (the “Acquisitions”), including our ability to promptly and effectively integrate the global battery, portable lighting and power business (the “Acquired Battery Business”) and the global auto care business (the “Acquired Auto Care Business” or “GAC”, and together with the Acquired Battery Business, the “Acquired Businesses”) acquired from Spectrum Brands Holdings, Inc. (“Spectrum”); and to obtain expected cost savings, synergies and other anticipated benefits of the Acquisitions within the expected timeframe, or at all; (4) the impact of the acquisitions of the Acquired Businesses on our business operations; (5) our ability to close the divestiture of the Europe-based Varta® consumer battery, chargers, portable power and portable lighting business which serves the Europe, the Middle East and Africa markets (the “Varta Divestment Business”); (6) the success of new products and the ability to continually develop and market new products; (7) our ability to attract, retain and improve distribution with key customers; (8) our ability to continue planned advertising and other promotional spending; (9) our ability to timely execute strategic initiatives, including restructurings, and international go-to-market changes in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations; (10) the impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors; (11) our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure; (12) financial strength of distributors and suppliers; (13) our ability to improve operations and realize cost savings; (14) the impact of foreign currency exchange rates and currency controls, as well as offsetting hedges; (15) the risk of economic uncertainty associated with the pending exit of the United Kingdom from the European Union or any other similar referendums that may be held; (16) the impact of adverse or unexpected weather conditions; (17) uncertainty from the expected discontinuance of LIBOR and the transition to any other interest rate benchmark; (18) the impact of raw materials and other commodity costs; (19) the impact of legislative changes or regulatory determinations or changes by federal, state and local, and foreign authorities, including customs and tariff determinations, as well as the impact of potential changes to tax laws, policies and regulations; (20) costs and reputational damage associated with cyber-attacks or information security breaches or other events; (21) the impact of advertising and product liability claims and other litigation; and (22) compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. 2

Forward-Looking Statements • The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). However, management believes that certain non-GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period. These non-GAAP financial measures exclude items that are not reflective of the Company’s on-going operating performance, such as acquisition and integration costs and related items, gain on sale of real estate, settlement loss on plan terminations, and the one-time impact of the new U.S. tax legislation. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations, acquisition activity as well as other company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items being adjusted. • A reconciliation of all non-GAAP financial metrics used can be found in the Appendix of this presentation – Adjusted EBITDA excludes the impact of the costs related to acquisition and integration, settlement loss on pension plan termination, gain on sale of real estate, and share based payments. – Adjusted Free Cash Flow excludes the cash payments for acquisition and integration expenses and integration capital expenditures. These expense cash payments are net of the statutory tax benefit associated with the payment. – Adjusted Gross Margin excludes any charges related to restructuring, spin activities, acquisition and integration or purchase accounting associated with inventory step up charges. – Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, operations in Argentina and Venezuela, execution of our international go-to-market strategies and the impact of currency from the changes in foreign currency exchange rates. – We are unable to provide a reconciliation to the FY2022 projected Adjusted EBITDA, Adjusted Free Cash Flow and Adjusted Gross Margin due to the timing of acquisition and integration charges which are out of the Company’s control and/or cannot be reasonably predicted without unreasonable effort. • References to specific quarters and years pertain to our fiscal years, and references to the legacy and/or base business relate to the Energizer business prior to the completion of the Battery and Auto Care Acquisitions. 3

Agenda WELCOME Patrick Moore, Chairman ENERGIZER’S PATH FORWARD Alan Hoskins, Chief Executive Officer WINNING IN BATTERY AND AUTO Mark LaVigne, President and Chief Operating Officer CARE BUILDING BRAND LOVE AND Lori Shambro Terence Calloway MAKING THE IMPOSSIBLE POSSIBLE Chief Marketing Officer Chief Technology Officer BUILDING PARTNERSHIPS AND Robin Vauth Mike Lampman Chief Commercial Officer, EXECUTING WITH EXCELLENCE Chief Commercial Officer, Americas International INTEGRATED SUPPLY CHAIN Greg Kinder Tom Bendl, OPTIMIZATION TO Executive Vice President, Chief Supply Chain Officer Vice President of Operations DRIVE PRODUCTIVITY PLAN FOR SUCCESS – FINANCIAL Gorman, John Drabik, Tim Executive Vice President, Chief Financial Officer Senior Vice President, Corporate DISCIPLINE Controller CLOSING Alan Hoskins, Chief Executive Officer 4

ENERGIZER HOLDINGS, INC. + PAT MOORE Independent Chairman of the Board ALAN HOSKINS Chief Executive Officer 5

Leverage significant capabilities to become the leading household Our path products company in forward… Batteries, Lights and Auto Care Integrated, category-centric operating model well-suited to drive organic growth and productivity improvements 6

Who we are + PURPOSE FINANCIAL We’re leading the charge connecting OBJECTIVES brands, people and products to the world better than anyone else Maximize Free Cash Flow Solid Financial Foundation + MISSION Create Long-term Value Achieve industry leadership as a diversified, global household products company in BUSINESS Batteries, Lights, and Auto Care STRATEGIES + CULTURE Lead with Innovation We have a passion for winning… Operate with Excellence                 We love what we do, are results focused, care about each Drive Productivity other, and we continuously improve through “learning” 7

Compelling value proposition through ability to enhance leadership in Batteries and unlock potential in Auto Care Fiscal Year 2022 TARGETS Foundational Cornerstones Adjusted EBITDA STRONG PLATFORM FOCUSED STRATEGIES EXPERIENCED LEADERSHIP >$700M • Portfolio of leading iconic • Lead with innovation • Strong management team brands and products • Operate with excellence • Diverse team & Board consumers love • Drive productivity • Experienced talent base Adjusted FCF • Global footprint and scale with an efficient operational • Rich industry knowledge >$400M infrastructure • Deep category expertise • Large and diversified channel, customer and Shareholder Return distributor base • Proven operating expertise 15% to 20% annualized focus to deliver consumer Company + Relentless focus to + Customer & + Passionate culture Identity deliver commitments consumer centric of winners 8

Powerful portfolio of leading brands A PORTFOLIO INCLUDING #1 OR #2 BRANDS THAT COMPETE ACROSS MANY CONSUMER SEGMENTS Source: Nielsen Global Track Complete, 12 Months Ending August 2019; Energizer or EVEREADY #1 or 2 Brands in across each of our tracked markets; Rayovac #1 global Value/Price brand; NPD RTS +RTSx U.S. 9 Armor All® #1 in Appearance Chemicals; A/C Pro #1 brand in Refrigerants & Accessories; STP #2 in Fuel Additives; Refresh Your Car #2 in Vent Air Fresheners; California Scents #1 in Can/Hidden Air Fresheners

Global footprint, scale and capabilities + Product Availability: + Consumer Reach: + Expertise: + BILLIONS WORLD 160 OF CLASS CONSUMERS GLOBAL SUPPLY MARKETS everyday CHAIN AND around the world in DISTRIBUTOR every consumer NETWORK channel 10

Proven operating expertise Fiscal Year 2016 SINCE RESTRUCTURING STRONG CONTINUOUS 2013 IMPROVEMENT RESULTS $218M in annual run rate savings • Four consecutive years of organic revenue growth: +3.5% CAGR SEPARATION FROM EDGEWELL • Margin rate increased by 200 basis points 2015 Eliminated significant dis-synergies • Double-digit adjusted EBITDA and adjusted free cash flow growth 11 See Appendix for non-GAAP reconciliation

Foundational core strategies set the tone, direction, and success since separation, today and into the future Strategies are focused, purposeful and disciplined to deliver long-term value to customers, consumers, and shareholders 12

Team with rich industry knowledge and deep category experience Alan Hoskins Mark LaVigne Tim Gorman Greg Kinder Sue Drath Hannah Kim Chief Executive Officer President & Chief Operating Officer Chief Financial Officer Chief Supply Chain Officer Chief Human Capital Officer Chief Legal Officer Benjamin Angelette Michelle Atkinson Tom Bendl Terence Calloway John Drabik David Lamb Mike Lampman VP, Corporate Chief Growth Officer VP, Global Operations Chief Technology Officer SVP, Corporate Controller VP, Global Procurement Chief Business Officer, Americas Development Dan McCarthy Ruben Mella Lori Nortrup Lori Shambro Kim Smolko Robin Vauth Chief Information Officer VP, Communications VP, Global Finance Chief Marketing Officer VP, Global Supply Chain Chief Business Officer, International 13

WINNING IN BATTERIES AND AUTO CARE + MARK LAVIGNE President & Chief Operating Officer 14

Strong track record of profitable growth since spinoff Following the acquisitions, market leader in healthy categories benefitting from macro tailwinds Clear path to significant shareholder value creation 15

#2 share position with strong capabilities in declining category Energizer at Spinoff in 2015 CORE CAPABILITIES • Brand building expertise Operating in a • Insight driven innovation • Global footprint with breadth of #2 position customers and channels in the battery category • Category management expertise with an outlook of low single digit decline • Track record of cost savings • Culture of continuous improvement 16 Source: Nielsen Global Track 12 Months Ending December 2016; 4i Battery Volume Forecast 2015

Sound strategy, focused investments and discipline led to solid performance CAGR ‘16 to ‘18 +5% +13% +18% Net Sales Adjusted EBITDA Adjusted Free Cash Flow to $1.8B to $399M to $238M Top Tier among Household Peers Enhanced Market Position Significant distribution • Significant investment in brands and innovation increases, grew brand # • Optimized product mix and trade investment ROI equity and achieved 1global share • Focused across the organization 17 Source: Nielsen Global Track Complete, 12 Months Ending August 2019 See Appendix for non-GAAP reconciliation

Strategic acquisitions with potential to unlock additional value creation

ACQUIRED BATTERY/LIGHTS | RAYOVAC

Grew global category leadership and unlocked operational efficiencies

- Strengthened position in battery category
- Extensive synergy opportunities
- Expanded manufacturing footprint
- Enhanced innovation capabilities



Total Energizer
40.8
35.2
5.6
33.7
25.5
Legacy Energizer
EHI Rayovac/Varta
Duracell
All Other

ACQUIRED AUTO CARE | ARMOR ALL | A/C PRO | STP

Established #1 U.S. share in attractive, growing category

- Acquired #1 or #2 brands in sub-categories including iconic Armor All®
- Category captaincies
- Growth opportunities in the U.S. and international
- State of the art manufacturing



Total Energizer
20.7
72.4
3.7
17.0
6.9
Legacy Energizer
Acquired Auto Care
Meguiar's
All Other

18

Source: Nielsen Global Track Complete 12 Months Ending August 2019, NPD Total US RTS+RTSx 52 Weeks Ending 8.31.19

Energizer Holdings, Inc.

Acquired businesses need what worked in Batteries Focus Investment in Brands DRIVES MARKET Executional LEADERSHIP Innovation Excellence AND VALUE Cost CREATION Improvement 19

Significant integration progress to date DELIVER: CREATE: EXECUTE: Business Results Value for the With a Disciplined Combined Business Approach • Stabilized Dayton operations • Expect >$100 million in • Near seamless transfer of synergies accounting systems with no • Integration proceeding with no customer disruption underway customer disruption • Sound plans underway • Continuous monitoring and • One team with one voice • Continuous improvement to adjusting to de-risking margin rate • Shared production capacity • Deployed formal change management structure 20

Outsized financial returns through fiscal 2022 $100M+ >$700M >$400M Synergies Adjusted EBITDA Adjusted Free Cash Flow 21

ATTRACTIVE CATEGORIES WHERE BRANDS MATTER + 22

Batteries are a large and growing category with a favorable outlook GLOBAL CATEGORY VALUE SALES $ Billion+ 6 Includes EHI measured markets Outlook for GLOBAL CATEGORY VOLUME category volume is + FLAT TO SLIGHTLY POSITIVE GROWTH 2016 2017 2018 2019 2020 2021 2022 2023 23 Source: Global Category Value based on Nielsen Global Track Complete 12 Months Ending August 2019; Global category volumes and forecast from Fractal Analytics Global Battery Forecast 2018

Battery volume globally is driven by three macro trends DEVICES DEMOGRAPHICS DISASTERS U.S. Annual Volume per Buyer U.S. Volume Driven by Disasters 60 63 37 1.9% 1.1% 0.8% 0.4% 0.7% Getting Started (no Raising Families Retired (no child, age 2015 2016 2017 2018 2019 est. child, age <45) (children 0-17) 45+, no FT empl) Devices per household projected Population, GDP and life stage, Larger, more frequent to grow 1.9% driven by devices particularly Millennials and disasters create need for category such as Internet Of Things (IoT) Retirees, will positively impact the category Source: IRI Total US MULC and Nielsen Total U.S. xAOC; 24 Source: Fractal Analytics Battery Forecast 2018; FY20-22 Forecast Growth CAGR. Source: IRI Panel Total US All Outlets 52 Weeks Ending Oct 6, 2019 Energizer historical tracking of category impact

Broad and diverse device universe support continued socket creation NUMBER OF TOTAL BATTERY TOP BATTERY CONSUMPTION DEVICES POWERED DEVICES (billions) Remote control 6.5% 10.1 10.4 Clock 3.5% 9.7 9.5 9.2 Plastic flashlight 2.3% 9.0 8.9 8.9 8.9 8.9 9.0 Wireless mouse 2.3% Metal flashlight 2.2% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Air fresheners 2.1% Smoke detector 2.0% Screw driver or hand tool 1.9% NUMBER OF IOT DEVICES (millions) Blood pressure monitor 1.6% 400.0 Top 20 Devices Account For 300.0 200.0% % 100.0 +28 0.0 ~40 IoT Growth CAGR 2020 – 2022 of battery consumption 25 Source: Device Inventory Study H1 2019, Global Markets, excludes Battery-on-Board/Lithium Ion or corded power devices, Source: Fractal Analytics Battery Forecast 2018 Global Batteries

Auto Care is a healthy and growing category with a favorable outlook U.S. AUTO CARE CATEGORY SALES Outlook for category is + $ LOW SINGLE 2.9 DIGIT GROWTH Billion+ 26 Source: NPD U.S. National RTS+RTSx 52 Weeks Ending 10/5/19; Category Outlook: EHI custom analytics estimates

Energizer is engaged in four Auto Care subcategories Appearance Performance Refrigerants & Air Chemicals Chemicals Accessories Fresheners • Fuel & oil additives • A/C refrigerants • Vent • Interior & exterior • Paper cleaners • Brake fluid • Recharge kits $ B = • Tire care • Power-steering • Retrofit kits • Hidden 2.9 • Wax fluid • Novelty • Soap • Radiator & • Electric transmission • Spray • Cleaning wipes • Protectants treatments % of Category 30.8% 41.8% 12.6% 14.8% Value 27 Source: NPD U.S. National RTS+RTSx 52 Weeks Ending 10/5/19

Three macro trends drive the Auto Care category # OF CARS ANNUAL MILES DRIVEN AGE OF CAR Global Vehicle registrations Projected Global CAGR ‘20 – ‘22 US Average 7B Today % 11.8 years and Growing . and projected +2.0 Europe Average growth is Flat to low single digits 11.1 years and Growing Source: US Energy Information Administration OECD Market Lights Duty Vehicle Stock and forecast; US Energy Information Administration Vehicle Miles Traveled select Global Markets and forecast (select Global markets include USA, OECD Europe, non-OECD Asia, Middle East) NPD Consumer and Aftermarket Trends June 2019; European Automobile Manufacturers Association; OECD markets = United States, Canada, Chile, Mexico, Austria, Belgium, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Luxembourg, Netherlands, Norway, Poland, 28 Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, United Kingdom, Israel, Australia, Japan, New Zealand, and South Korea

Other macro trends with potential to influence the category ALTERNATIVES TO CAR SERVICE AS A CONNECTED CARS / OWNERSHIP BUSINESS / NEW NEW TECHNOLOGY & ELECTRIC VEHICLES (Ride-sharing, Self-driving cars) BUSINESS MODELS MATERIALS Tailwind Unclear Mixed by Subcategory Mixed by Subcategory 29

Executing unique capabilities to deliver significant shareholder value Attractive Battery and Auto Care Categories Proven brand building capabilities Enhanced Innovation capabilities Global Commercial Capabilities Expertise in Manufacturing, Distribution and Supply Chain Extend global leadership in Batteries Accelerate Auto Care especially outside U.S. Energizer’s Winning Proposition 30

BUILDING BRAND LOVE AND MAKING THE IMPOSSIBLE POSSIBLE + LORI SHAMBRO Chief Marketing Officer TERENCE CALLOWAY Chief Technology Officer 31

Intimate understanding of consumers and shoppers Proven brand building ability Innovation expertise 32

Driving brand preference with consumers To be the first brands consumers… SEARCH SEE SELECT 1st brand that comes 1st brand consumers see The brand consumers to mind in-store or on-line prefer …regardless of the point of purchase 33

Delivering best in class brand building globally THINK CONSUMERS BUILD BRAND UNLOCK THE FIRST LOVE VALUE Understand consumer journey Stand for something Data-driven and and anticipate their needs meaningful and be engaging consumer-led innovation 34

Innovation focused on making the impossible possible + + + + ORGANIZATIONAL BALANCED OPEN INNOVATE R&D AN INNOVATION STRATEGIC APPROACH INNOVATION CAPABILITIES MINDSET ALIGNMENT TO INNOVATION ECOSYSTEM Assets & World is our Faster innovation Belief in the art of resources aligned laboratory cycle the possible with business Disruptive 10% priorities Breakthrough 20% Sustaining 70% BUILDING ON A HISTORY OF WORLD FIRSTS 35

Better Delivering Performance Lower-cost AND . . . Faster 36

BATTERIES STILL GOING!® 37

Brands matter to battery consumers BRANDED PRODUCTS Premium brand batteries sell for DOMINATE SALES IN THE BATTERIES CATEGORY ~2x Private Label batteries 82% Private Label share has declined globally since 2009 GLOBAL BATTERIES Private Label Value Share 38 Source: Nielsen Global Track Complete; Annual 2009 through 12 Months Ending August 2019

Engaging more consumers with leading brands Long-lasting Leaders Beloved Icon Broad Portfolio Maker of World’s Longest Lasting AA Battery Powerful Performance Value Price Made in the USA Premium Performance, Affordable Price Consistent Strong Heritage Iconic Character Quality & Value Trusted Value 39

Satisfying all consumer needs with the broadest product portfolio VALUE PERFORMANCE PRODUCTS PRODUCTS Carbon Zinc – Price Alkaline – Value Alkaline – Premium Alkaline – Rechargeable – Specialty – Lithium 40

In-depth consumer knowledge and investments drive brand strength

UNDERSTANDING THE CONSUMER

Battery Consumer Segmentation



- ☑ Purchase Behavior
- ☑ Channel Preference
- ☑ Motivations
- ☑ On-line Actions
- ☑ Volumetric

Consumer Path-to-Purchase

Brick & Mortar and On-line



STRATEGICALLY INVESTING

Advertising & Promotion Investment



Energizer

5-6%

OF NET SALES

Return on Media Investment

Financial



$1.36

per $1 spent

Brand Equity



Significant Increase in Brand Preference

Source: Nielsen U.S. Energizer Marketing Mix Model Media ROI, FY18; Brand Preference increases from Millward Brown Energizer Historical Brand Health, FY16 to FY19 releases

41

Energizer Holdings, Inc.

As a result, Consumers # Battery brand on-line have a strong 1in the US Global Value connection to 32.4% Share of 96% Batteries our brands Brand Awareness ENERGIZER’S VALUE BRANDS Value # Rayovac and 1Brand 8.4% Eveready Global Value 76% Share of 54% Batteries Source: 1010data 12 Months Ending August 2019; Kantar / Millward Brown Brand Awareness Brand Tracking 2019; Nielsen Global Track Complete, 12 Months Ending 42 August 2019

Great Today, Even Better Tomorrow 43

A history of world’s firsts 1896 1956 1959 1991 1997 2011 2015 2018 9-volt Rechargeable Mercury- MAX Dry Cell Commercially Zero AA & AAA PLUS Battery Battery Viable Mercury NiMH Battery free Batteries Made Cylindrical Alkaline Cochlear With 4% Alkaline Battery Battery Battery Recycled Batteries Timeline of Innovation 1957 1986 1992 2001 2013 2016 2018 Watch Size 10A AA Lithium Zero- Child- AA & AAA #1 World’s Battery Hearing Aid Battery mercury in resistant rechargeable Longest Lasting Hearing packaging batteries made Battery Guinness Battery Aids with 4% World Record recycled Ultimate Lithium batteries AA 44

FORMULATION IMPROVED NEW MATERIALS ENHANCEMENTS CONSTRUCTIONS AND DESIGNS Battery Innovation + + 45

Positioned to deliver the best performing product tomorrow 2030 RUN TIME IMPROVEMENT 2016 46

RAYOVAC provides enhanced innovation capabilities EXPANDED PRODUCT, PERFORMANCE, PATENT PORTFOLIO AND OPPORTUNITY FOR SIGNIFICANT VALUE CREATION EXPECT $8M ~ OF SYNERGIES THROUGH VALUE ENGINEERING 47

#1 global position in Batteries # Global # 1Battery 1Rechargeable Company # # Growing 1Lithium 1 Segment of Specialty Batteries # # Value eCommerce 1 1 Portfolio 48 Source: Nielsen Global Track Complete, 12 Months Ending August 2019; eCommerce U.S. 1010data 12 Months Ending September 2019

AUTO CARE LEADING BRANDS; DRIVING FOR GROWTH 49

Brands matter to auto care consumers % In Auto Appearance, Consumers are Brands Account for 91 of Auto Care Value Sales in the U.S. 2X more brand loyal to 9% national brands A Majority of Consumers Say Brand Matters in Auto Appearance, Fragrance and 91% Performance Chemicals Brands Private Label 50 Sources: NPD RTS+RTSx 52 WE 8.31.19; NPD 12 Months Ending March 2019, buyers; Energizer Idea Lab 2019

Consumers engage in both do-it-yourself (DIY) and do-it-for-me (DIFM) DIY AND DIFM HAVE HEALTHY GROWTH RATES DIY DIFM CONSUMERS WHO DO IT CONSUMERS WHO RELY ON THEMSELVES PROFESSIONALS DIFM 80% PROFILE PROFILE +4.4% • Younger • Older CAGR • Lower Middle Income • Middle Income • Older vehicle & high mileage • Newer vehicle WHY DIY • Lower mileage DIY • It’s a Labor of Love 20% WHY DIFM • Pride in a job done well & +3.5% • A Chore and a Bore right CAGR • Get it done quickly and • Money saver painlessly CURRENT FOCUS Source: IMR Inc. – 2019 Digital Auto Care Factbook 51 Source: Auto Care Association Digital Factbook 2018 Total Auto Aftermarket

Auto Care consumers seek products that elicit a sense of pride About For their friends For their themselves & families customers Their car is a personal reflection… Low Engagement High Engagement Just the Everyday Emerging Enthusiasts Basics Clean Enthusiasts with Barriers Enthusiast 52

Broad portfolio covers auto care bumper to bumper, inside and out Internal Protectant Leather Carpet External Wash Wax Fragrance Wheel Tire Paint Restorati Trim Care Bug/Tar Remo Multi-Purpose Glass Cleaner Under the Hood Protectant Additives Lens/Plastic Functional fluids & Chrome/Metal treatments 53 A/C Recharge

Investing in brands and innovation to grow AUTO CARE A&P INVESTMENT ~2x DOUBLING* INCREASING QUANTITY ENHANCED PRESENCE OF INNOVATION IN-STORE & ON-LINE Pre-Acquisition With Energizer 54 *In approximately 18 months

Targeted marketing drives value for consumers and customers PRODUCT STRATEGY COMMUNICATION STRATEGY ïƒ¼ Leader in Wipesïƒ¼ Relevant Extensionsïƒ¼ Platform Innovation YouTube channel with How-To Videos PROMOTION STRATEGY PRICE SEGMENT STRATEGY Channel Authentic partnerships Right brand and right product in right channel

Flagship brands lead in brand strength ARMOR ALL® SURPASSES STP OUTPERFORMS APPEARANCE CATEGORY BRANDS COMPETITORS Armor All Brand A Brand B STP Brand C Brand D 94 92 88 69 54 50 44 38 30 26 22 21 16 13 13 10 9 5 Awareness High Purchase First Choice Awareness High Purchase First Choice Consideration Consideration 56 Source: 2018 Global Auto Care Brand Equity Tracker; Aided Awareness, Top Box Consideration, First Choice

Best In Class Performance Easy & Intuitive to Use 57

Investing to accelerate and enhance Auto Care innovation + • ORGANIZATIONAL Increasing R&D investment as a percent of net sales STRATEGIC ALIGNMENT • Doubling the organization BALANCED APPROACH • Extended roadmap from 1 to 5 years in each sub-category TO INNOVATION • Dedicated resources for innovation in product, cost & breakthrough OPEN INNOVATION • Engaged five, new external design partners including incubation centers ECOSYSTEM EFFICIENT R&D • Leveraging the best from legacy businesses to speed product development CAPABILITIES AN INNOVATION • Raising the bar on technical rigor and more creative innovation culture MINDSET 58

Armor All® headlight restoration wipes INNOVATION — INSIGHT CREATING VALUE BETTER & FASTER Headlight Kit Value Sales Growth 32.5 1.3 31.7 0.6 0.7 1.2 0.6 59 Source: NPD U.S. National RTS + RTSx, 52 Weeks Ending 8-31-19

Armor All® SmokeX INSIGHT INNOVATION 60

STP® PRO-Series Intake Valve Cleaner INSIGHT INNOVATION 61

#1 with a leading portfolio of Auto Care brands VALUE SHARE OF U.S. AUTO CARE Appearance # 26.8 Chemicals 1 Value Share Energizer 20.7 Private Label 9.0 Refrigerants # 60.7 1 Value Share Lucas Oil 7.3 Fragrance # 21.2 2 Value Share Meguiar’s 6.8 Performance # in Fuel & Oil Car Freshner 5.8 Additives Chemicals 2 62 e: NPD RTS+RTSx 52 Weeks Ending 8.31.19

Intimate understanding of consumers and shoppers Proven brand building ability Innovation expertise 63

BUILDING PARTNERSHIPS AND EXECUTING WITH EXCELLENCE + MIKE LAMPMAN Chief Business Officer, Americas ROBIN VAUTH Chief Business Officer, International 64

Commercial overview — Americas and International NET SALES BY CATEGORY Americas International $1.73B $0.76B $0.72B $1.36B $0.66B Net Sales ($B) 1.73 0.76 $1.09B $0.37B # Markets sold in $0.04B 47 115 0% 50% 100% Americas International (All Categories) (All Categories) Americas International Legacy Acquisition EHI FY19 Internal Sales Data October 2018 – September 2019, Change vs PY excludes FX and Acquisition 65 EHI new acquisition as reported in FY19: Jan-Jun NuFinish; Jan-Sep 2019 SPB Battery & Lights; Feb-Sep 2019 SPB Automotive

Strong commercial capabilities with a track record of delivering results Organized to drive Focus on operational excellence Maximizing with efficiency Cash Flows Global footprint poised to accelerate growth 66

Be the PREFERRED PARTNER with customers through EXECUTIONAL EXCELLENCE 67

Strong commercial capabilities drive success OPERATIONAL + CATEGORY + REVENUE + DISTRIBUTION EXCELLENCE MANAGEMENT MANAGEMENT 68

Strong commercial capabilities drive success OPERATIONAL EXCELLENCE Best in class, shipments — on-time and in full Leader in weather responsiveness Execution in-store and on-line 69

Strong commercial capabilities drive success OPERATIONAL + CATEGORY EXCELLENCE MANAGEMENT Best in class, shipments Category & Shopper — on-time and in full Insights Leader in weather Shopper Based Solutions responsiveness Customer Partnership & Execution in-store and Planning on-line Category Captaincies 70

Strong commercial capabilities drive success OPERATIONAL + CATEGORY + REVENUE EXCELLENCE MANAGEMENT MANAGEMENT Best in class, shipments Category & Shopper Tools & Technology — on-time and in full Insights Data & Pricing Analytics Leader in weather Shopper Based Solutions responsiveness Mix Management Customer Partnership & Execution in-store and Trade Investment Planning on-line Discipline Category Captaincies 71

Strong commercial capabilities drive success OPERATIONAL + CATEGORY + REVENUE + DISTRIBUTION EXCELLENCE MANAGEMENT MANAGEMENT Best in class, shipments Category & Shopper Tools & Technology Geographies & Channels — on-time and in full Insights Data & Pricing Analytics Total Store Approach Leader in weather Shopper Based Solutions responsiveness Mix Management Leverage our brand Customer Partnership & portfolio and innovation Execution in-store and Trade Investment Planning on-line Discipline Category Captaincies 72

Strong commercial capabilities drive success DISTRIBUTION Geographies & Channels Total Store Approach Leverage our brand portfolio and innovation 73

Strong commercial capabilities drive success DISTRIBUTION Geographies & Channels Total Store Approach Leverage our brand portfolio and innovation 74

Strong commercial capabilities drive success DISTRIBUTION Geographies & Channels Total Store Approach Leverage our brand portfolio and innovation 75

Strong commercial capabilities drive success DISTRIBUTION Geographies & Channels Total Store Approach Leverage our brand portfolio and innovation 76

Strong commercial capabilities drive success

DISTRIBUTION

Geographies & Channels

Total Store Approach

Leverage our brand portfolio and innovation

EHI eCommerce Value Share vs. YAG — Batteries



+13.4
Share points
Q2
FY15
Q4
FY19

Generating Growth Internationally

Amazon.co.UK

Amazon.France

77

1010 data – Value Share change from Q2 FY15 to Q4 FY19

Energizer Holdings, Inc.

Strong commercial capabilities drive success OPERATIONAL + CATEGORY + REVENUE + DISTRIBUTION EXCELLENCE MANAGEMENT MANAGEMENT Best in class, shipments Category & Shopper Tools & Technology Geographies & Channels — on-time and in full Insights Data & Pricing Analytics Total Store Approach Leader in weather Shopper Based Solutions responsiveness Mix Management Leverage our brand Customer Partnership & portfolio and innovation Execution in-store and Trade Investment Planning on-line Discipline Category Captaincies 78

Commercial team is organized for the unique dynamics of the market CREATING OPERATIONAL EXCELLENCE WITH EFFICIENCIES AROUND THE GLOBE Modern Markets Developing Markets Distributor Markets clustered by Enables highest level Maximum efficiency & Markets commercial of standardization and effectiveness by commonality not simplification elevating work & geography centralizing capabilities 79

Three market types combine geographies with similar characteristics CREATING A SCALABLE APPROACH THAT IS EFFECTIVE AND EFFICIENT MODERN Market • Low GDP growth Context • High GDP per capita • High retail concentration Retail Context • Emerging eCommerce • Sophisticated category and Capabilities revenue management • Premium brands Brands & • Value brands Product • Private label Portfolio • Breadth & depth of products Representative USA Markets 80

Three market types combine geographies with similar characteristics CREATING A SCALABLE APPROACH THAT IS EFFECTIVE AND EFFICIENT MODERN DEVELOPING Market • Low GDP growth • High GDP growth Context • High GDP per capita • Low GDP per capita • High retail concentration Retail Context • Large universe of small outlets • Emerging eCommerce • Sophisticated category and Capabilities • Management of distributors revenue management • Premium brands Brands & • Value brands • Value brands Product • Carbon zinc • Private label Portfolio • Entry price alkaline • Breadth & depth of products Representative USA Philippines Markets 81

Three market types combine geographies with similar characteristics CREATING A SCALABLE APPROACH THAT IS EFFECTIVE AND EFFICIENT MODERN DEVELOPING DISTRIBUTOR Market • Low GDP growth • High GDP growth • Mixed Context • High GDP per capita • Low GDP per capita • High retail concentration Retail Context • Large universe of small outlets • Mixed • Emerging eCommerce • Sophisticated category and • Management of distributors Capabilities • Management of distributors revenue management • Fully centralized tools • Premium brands Brands & • Value brands • Value brands Product • Carbon zinc • Mixed • Private label Portfolio • Entry price alkaline • Breadth & depth of products Representative USA Philippines Peru Markets 82

We are well positioned TO CREATE VALUE in the future 83

Batteries acquisition enhances the portfolio and ability to grow #1 GLOBAL + EXPANDED + GEOGRAPHIC + ENHANCED BATTERY COMPANY BRAND PORTFOLIO STRENGTH INNOVATION Global footprint Brands that resonate Footprint to reach more Expanded capabilities to creating economic with all consumer markets, channels and enhance performance benefit as well as segments customers while reducing cost operational Flexible portfolio to excellence in meet market and customer supply economic conditions 84

Auto Care provides a significant opportunity for growth STRATEGIC + INCREASED + PLATFORM + GREATER + BRAND & PRIORITY INVESTMENT FOR GROWTH PRESENCE PORTFOLIO Executive team A&P Centralized Draft off #1 or #2 Expand our brands priority support to increase position in and portfolio to Insights efficiency and batteries meet more Dedicated Innovation effectiveness consumer needs central team and Increase increased eCommerce distribution & Standardize and resources to expertise visibility simplify our execute portfolio 85

Our commercial platform is poised to deliver solid growth FY’20 NET SALES CHG. % % VS. YAG 1 – 2 3.5 Batteries Auto Care BEYOND FY’20 2x Grow faster than Auto Care net sales the category growth outside of North America 86

Strong commercial capabilities with a track record of delivering results Organized to drive Focus on operational excellence Maximizing with efficiency Cash Flows Global footprint poised to accelerate growth 87

INTEGRATED SUPPLY CHAIN OPTIMIZATION TO DRIVE PRODUCTIVITY + GREG KINDER Executive Vice President, Chief Supply Chain Officer TOM BENDL Vice President, Operations 88

Proven track record of driving productivity Dayton facility stabilization and improvement On track to deliver in excess of $100 million in synergies 89

Proven track record of driving productivity 2013 RESTRUCTURING TRACK RECORD OF STRONG (through 3/31/15, by category) EXECUTION EVENT RESULT 16% Integration Fiscal 2013 $218M run rate Multi-year savings experience restructuring supports 18% program 66% expectations for Fiscal 2015 Fully offset successfully Edgewell spin-off significant dis- synergies caused combining by separation Batteries and Auto COGS SG&A Other Care businesses Gross margin rate improvement of 430 basis points 90

Focus and discipline led to dramatic improvements in productivity OPERATIONS PRODUCTIVITY FIXED OVERHEAD SPENDING Units / Energizer Operations Colleague s 2.0 $160 1.8 Millions $140 Million 1.6 $120 1.4 $100 1.2 1.0 $80 0.8 $60 0.6 $40 0.4 $20 0.2 $- 0.0 FY12 FY13 FY14 FY15 FY16 FY17 FY18 9 FY1 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 Productivity Increased Fixed Overhead Down 108% 56% 91

Dayton, Ohio Auto Care facility stabilized and performing well FILL RATES PRODUCTIVITY Percentage Dollars / Unit 99% 2017 2019% 98 needed to meet customer needs 85% 2017 2019 Direct Labor Variable Expense Fixed Cost Total Fill Rate Increased Dollars per Unit Down 14 percentage points 11% 92

Focused on creating a network that is fast, responsive and flexible to help capitalize on opportunities Global network and grow the top line optimization Long and successful track record of driving productivity through network consolidation and optimization 93

Network optimization is a core competency Proven Track Record 2011 2016 2018 2019 Round Cell 14 10 7 10 Specialty 2 1 1 3 NA Packaging 7 5 4 5 and Distribution Lights 2 1 1 1 Auto Care 2 1 3 Number of 25 19 14 22 Sites 94

Current global network has opportunities for optimization 22 LOCATIONS NA Packaging Round Cell Specialty Lights Auto Care and Distribution 95

Acquired global battery manufacturing Fennimore, WI 22 Guatemala City, Guatemala LOCATIONS Recife, Brazil NA Packaging Round Cell Specialty Lights Auto Care and Distribution 96

Acquired global specialty battery manufacturing Washington, UK 22 LOCATIONS Portage, WI NA Packaging Round Cell Specialty Lights Auto Care and Distribution 97

North America battery packaging and distribution facility 22 Dixon, IL LOCATIONS NA Packaging Round Cell Specialty Lights Auto Care and Distribution 98

Acquired global Auto Care manufacturing Rassau, UK 22 LOCATIONS Dayton, OH NA Packaging Round Cell Specialty Lights Auto Care and Distribution 99

Balanced scorecard approach aligns with business objectives FINANCIAL CRITERIA NON-FINANCIAL CRITERIA Cost and Working Manufacturing Speed Flexibility Risk return capital What are the What is the What are the What is the What flex What is our total delivered impact on plant’s impact on capacity will supply risk? cost impacts? inventory capabilities? fulfillment be available? What is our levels? lead time? What is the What How quickly financial risk? ROI? What is the technologies What is the can we impact on are in use? impact on expedite What is the payables? customer during an cash flow service event? impact? levels? 100

Network changes recently announced to better meet customer needs Establish North Relocate Watch and Consolidate NA America Distribution Electronic Packaging and Hub in Monroe, OH manufacturing assets Distribution facility in to Portage, WI Franklin, IN 18 Centralize key Auto manufacturing assets Close Bennington, VT Close Distribution Sites LOCATIONS in Dayton, OH manufacturing facility in South Carolina, by FY 2022 Tennessee, and Close Glenshaw, PA California manufacturing facility Close Dixon, IL Packaging and Distribution Site 101

Several mechanisms are in place to de-risk the network design program GOVERNANCE + SEQUENCING + CHANGE + LABOR MANAGEMENT CONTINGENCIES Dedicated and experienced Sequence milestones for Ensure demand is level Avoid service disruption program leadership interdependencies and loaded on the organization and ensure a smooth ensures strong program resource constraints transition governance 102

Proven capabilities and sound plan to deliver synergy target SYNERGIES SYNERGIES WILL BE DRIVEN BY: (by category) 3% + + Supply Chain Engineering Simplification Improvements 38% $ Organizational 100M+ + Design 59% Manufacturing of cost savings Procurement Efficiency ~80% of expected synergies COGS SG&A Other 103

Proven track record of driving productivity Dayton facility stabilization and improvement On track to deliver in excess of $100 million in synergies 104

PLAN FOR SUCCESS —FINANCIAL DISCIPLINE + TIM GORMAN Executive Vice President, Chief Financial Officer JOHN DRABIK Senior Vice President, Controller 105

Focus on maximizing free cash flow generation to support strategic priorities Balanced approach to capital allocation centered Focus on on reinvestment and Maximizing Cash Flows debt reduction Financial discipline for a global business 106

Proven track record of execution delivered strong financial results NET SALES GROWTH ADJUSTED GROSS MARGIN EXPANSION 5% CAGR +200 bps $1,798 46.3% 46.2% $1,756 $1,634 44.3% FY 2016 FY 2017 FY 2018 FY 2016 FY 2017 FY 2018 ADJUSTED FREE CASH FLOW GROWTH ADJUSTED EBITDA GROWTH THROUGH STRONG PERFORMANCE 13% CAGR 18% CAGR $238 $389 $399 $204 $314 $172 FY 2016 FY 2017 FY 2018 FY 2016 FY 2017 FY 2018 107 See Appendix for non-GAAP reconciliation

Value creation algorithm – financial targets for FY 2022 TOPLINE + ADJUSTED + ADJUSTED + ADJUSTED + WORKING GROW AHEAD GROSS SG&A EBITDA CAPITAL OF THE MARGINS % OF SALES MID-TEENS % OF SALES CATEGORY 40 – 140 BPS GROWTH IMPROVE DELIVER + ~250 BPS (CUMULATIVE) IMPROVEMENT CAGR VALUE Deliver growth Deliver $100m+ of FY 2020 – FY 2022 plans in Battery synergy cost savings & (Targets) and Auto Care network optimization MID-TEENS ADJUSTED FREE CASH FLOW GROWTH Reinvest in Our Healthy Balance Return of Selective Business Sheet Capital Disciplined M&A 108

Expect net sales growth to outpace future category growth CORE CAPABILITIES FOR GROWTH DRIVERS • Category growth – Battery 1% to 2% – Auto Care 2+% • Distribution gains LOW SINGLE • Revenue management DIGIT ORGANIC $2.7B GROWTH FY 2019 Pro Forma FY 2022 TOPLINE + ADJUSTED GROSS + ADJUSTED SG&A + ADJUSTED EBITDA + WORKING CAPITAL MARGINS % OF SALES 109

Organic growth and synergies expected to drive gross margin expansion HEALTHY GROWTH IN ADJUSTED DRIVERS FOR GROSS MARGIN RATE GROSS MARGIN (as percent of sales) EXPANSION • FY 2020 margins negatively impacted by over 100 bps: + ~250 – Stronger U.S. dollar BPS – Trade tariffs +110 to +140 BPS – Estimated Brexit costs 41.6% • $60 – $70 million of estimated synergies reduce COGS • Continuous improvement efforts in global supply chain and manufacturing FY 2018 Pro FY 2020 FY 2022 Forma Outlook Target TOPLINE + ADJUSTED GROSS + ADJUSTED SG&A + ADJUSTED EBITDA + WORKING CAPITAL MARGINS % OF SALES 110

Integration plan expected to deliver over $100 million in savings FY 2019 $18M $100M+ + FY 2020 $45 – $50M in synergies + FY 2021 $32 – $37M Reinvest synergy savings above $100M in the business and brands TOPLINE + ADJUSTED GROSS + ADJUSTED SG&A + ADJUSTED EBITDA + WORKING CAPITAL MARGINS % OF SALES 111

Investments to increase brand preference and drive conversion FUTURE 6.0% – 6.25% BRANDS MATTER INVESTMENTS TO FY 2020 >$30M incremental spending potential BUILD BRAND % % EQUITY AND 5.0 – 5.5 AWARENESS % of net sales 112

Organic growth and contributions from the acquisitions drive strong EBITDA growth FACTORS FOR EBITDA GROWTH PATH TO >$700 OF ADJUSTED EBITDA OUTLOOK $ • Acquired businesses create opportunity $100 50 – 70 >$700 to accelerate growth $160 $400 • Integration expected to deliver synergies ahead of plan LOW SINGLE DIGIT GROWTH (NO DIVERSIFICATION) • Organic growth includes potential headwinds from tariffs, currency, and Legacy FY Acquired Synergies Organic FY 2022 Brexit 2018 EBITDA Growth TOPLINE + ADJUSTED GROSS + ADJUSTED SG&A + ADJUSTED EBITDA + WORKING CAPITAL MARGINS % OF SALES 113

The primary focus is maximizing free cash flow

NET ADJUSTED FREE CASH FLOW



$238M
$16
>$80
$20 – 25
$40 – 55
>$400M
Legacy FY 18
Acquired FCF
Synergies
Interest Reduction
Organic Growth
FY 2022

STRONG FREE CASH FLOW ENABLES

- Reinvest in the business and brands
- Pay down debt for a healthy Balance Sheet
- Return of Capital through a meaningful dividend & share repurchases to offset dilution
- Selective, Disciplined M&A

Topline	+	Adjusted Gross Margins	+	Adjusted SG&A	+	Adjusted EBITDA	+	Working Capital
Grow ahead of the category		+ ~250 bps (cumulative)		% of Sales 40 – 140 bps Improvement		Mid-teens Growth CAGR		% of Sales Improve

Net adjusted free cash flow excludes integration costs and required capital investment

Energizer Holdings, Inc.

114

Financial discipline through a balanced approach to capital PILLARS FOR SUCCESS DELIVER VALUE Selective, Relentless focus on Reinvest in Return of delivering value to Disciplined The Business Capital shareholders, M&A customers and consumers MAXIMIZE FREE Foundation CASH FLOW 115

Uses of free cash flow for future growth and return cash to shareholders $ 924M Cash from Continuing Operations CAPITAL ALLOCATION FY 2015 – FY 2019 $ $174M $206M (Actuals) 300M Note: Sourced from Form 10-K Dividends Paid Capital Spending Share Repurchases 4 $3.3B Acquisitions 116 Capital Spending shown above excludes proceeds from asset sales of $49 million

Debt reduction is a priority for capital allocation PILLARS FOR SUCCESS DELIVER VALUE Reinvest Healthy Selective, Relentless focus on Return of delivering value to in The Balance Disciplined Capital shareholders, Business Sheet M&A customers and consumers MAXIMIZE FREE Foundation CASH FLOW 117

Return leverage to pre-acquisition levels by fiscal year 2022 NET DEBT TO ADJUSTED EBITDA SUMMARY CAPITALIZATION ($M) As of 9/30/19 Cash (minimum) $259 5.2x 4.7x 4.2 – 4.4X Total Debt $3,495 3.3x – 3.5x 3.1x Availability under $370 $400M Revolver • Use strong free cash flow generation to reduce debt • Stable and accessible capital to fund the Standalone At Close End of End of End of operations FY19 FY20 FY22 • Use ~$300M proceeds from Varta divestiture to reduce debt 118 Net debt to adjusted EBITDA based on credit defined terms

Class-leading free cash flow ADJUSTED FREE CASH FLOW / ADJUSTED ADJUSTED FREE CASH FLOW YIELD NET INCOME 13.5% 138.6% 118.6% 120.6% Median=95.4% 91.0% 95.1% 95.7% 7.8% Median=5.0% 5.9% 6.0% 56.8% 3.9% 3.9% 4.1% 46.4% 3.1% Peer 4 Peer 7 Peer 1 Peer 5 Peer 2 Peer 3 ENR Peer 6 Peer 7 Peer 6 Peer 4 Peer 3 Peer 5 ENR Peer 1 Peer 2 Effectively convert Projected synergies expected to net earnings into cash bolster free cash flow performance 119 Per Bloomberg trailing 12 months as of 9/30/19. Peers in alphabetical order: Church & Dwight, Clorox, Helen of Troy, Hasbro, Lancaster Colony, Scotts Miracle-Gro, Tupperware

Strategic plan creates the potential for significant shareholder returns Base EPS Growth 2% to 3% + 15% to Synergies 8% to 10% 20% + Debt Repayment 3% to 4% annualized + shareholder return through 2022 Dividend Yield 2% to 3% FY 2022 Targets Adjusted EBITDA > $700M Adjusted FCF > $400M 120

ENERGIZER’S PATH FORWARD + ALAN HOSKINS Chief Executive Officer 121

Compelling value proposition Foundational Cornerstones Fiscal Year 2022 15% to TARGETS STRONG PLATFORM Adjusted EBITDA 20% >$700M FOCUSED STRATEGIES annualized Adjusted FCF shareholder return >$400M EXPERIENCED LEADERSHIP through 2022 Company + Relentless + Customer & + Passionate Identity focus to deliver consumer culture of commitments centric winners 122

ENERGIZER INVESTOR DAY + Appendix 123

Energizer management team – presenters Patrick Moore, Chairman of the Board President and Chief Executive Officer, PJM Advisors, LLC Board Member Since: 2015 Pat is Chairman of Energizer’s Board of Directors and President and Chief Executive Officer of PJM Advisors, LLC. Prior to PJM, Pat served as Chairman and Chief Executive Officer of Smurfit-Stone Container Corporation, where he also served as Chief Financial Officer, Vice President—Treasurer and General Manager of the Company’s Industrial Packaging division. Pat previously held positions in corporate lending, international banking and corporate administration at Continental Bank in Chicago. He serves on the North American Review Board of American Air Liquide Holdings, Inc. and on the Board of Archer Daniels Midland Company. He is a former director of Ralcorp Holdings, Inc., Exelis, Inc. and Rentech, Inc. Alan Hoskins, Chief Executive Officer Joined Energizer: 1983 Prior to his current role, Alan served as President and Chief Executive Officer of Energizer’s Household Products division. He also has held the roles of Vice President, Asia-Pacific, Africa and Middle East and Vice President, North America Household Products division. Alan started his career at Union Carbide in 1983 following several years in the retailer, wholesaler and broker industry. He serves on the Board of Directors of the Retail Leaders Industry Association and of Energizer Holdings, Inc. Mark Lavigne, President and Chief Operating Officer Joined Energizer: 2010 Prior to his current role as Chief Operating Officer, Mark served as Vice President, General Counsel and Secretary, as well as the Separation Lead and Executive Steering Committee member for the 2015 spin-off of Energizer Holdings from Edgewell Personal Care. He began his career at Bryan Cave LLP in 1998, where he was a partner from 2007 to 2010 specializing in many areas including business and transactional counseling and mergers and acquisitions. Lori Shambro, Chief Marketing Officer Joined Energizer: 2014 Prior to Energizer, Lori held multiple positions in brand marketing at Anheuser-Busch InBev, responsible for brand strategy, plan development, innovation and communication for its iconic beer brands. She has also worked at SJI Companies, helping to launch more than 100 integrated channel programs for Fortune 500 companies. Terence Calloway, Chief Technology Officer Joined Energizer: 2015 Terence has extensive experience in leadership and Research & Development. Most recently, he led global design and packaging development efforts for Colgate-Palmolive’s home care division. Before joining Colgate, Terence spent over 25 years with Proctor & Gamble in a variety of capacities, geographies and consumer brands. 124

Energizer management team – presenters Mike Lampman, Chief Business Officer, Americas Joined Energizer: 1986 Prior to his current role, Mike was Vice President, Commercial Strategy for the Americas. He has also served as Vice President, Trade Marketing for North America as well as in a number of sales leadership roles across a variety of customers and channels.
Robin Vauth, Chief Business Officer, International Joined Energizer: 2007 Robin has more than 20 years of experience working for multinational consumer packaged goods companies. Prior to Energizer, he spent more than 12 years at L’Oreal and Kellogg Company in a variety of marketing, sales and general management roles. Greg Kinder, Chief Supply Chain Officer Joined Energizer: 2013 Greg has more than 30 years of experience at leading manufacturing companies across diverse industries and geographies. Prior to his current role, Greg served as Vice President and Chief Procurement Officer, where he led the global procurement transformation into a center-led organization across all business groups and divisions. Tom Bendl, Vice President, Global Operations Joined Energizer: 1995 Tom has deep experience in manufacturing, packaging, and plant management throughout his more than 20 years of experience at Energizer. Prior to assuming his current role in 2015, Tom held various global operations and procurement roles at a variety of Energizer locations. Tim Gorman, Chief Financial Officer Joined Energizer: 2014 Since joining Energizer, Tim has served in several finance and accounting leadership roles including Vice President, Controller – Household Products and most recently Vice President and Controller, Chief Accounting Officer. Prior to joining the company, Tim served in a variety of senior roles during his 25-year career at PepsiAmericas, Inc., most recently as Senior Vice President and Controller, Chief Accounting Officer. John Drabik, Senior Vice President, Controller Joined Energizer: 2001 John has held progressive roles throughout Energizer’s finance and treasury organization, most recently as Vice President, Corporate Development and Treasurer. During his tenure with Energizer, he helped to lead Energizer’s acquisitions of Schick Wilkinson Sword, Playtex and American Safety Razor. 125

Energizer management team – attendees Ruben Mella, Vice President, Communications Joined Energizer: 2019 Ruben was recently appointed as Vice President of Communications at Energizer. Ruben led investor relations at Anheuser-Busch Companies, Inc., Monsanto Company, Inc. and Aegion Corporation. Additionally, Ruben has deep experience in corporate communications and Finance. Dan McCarthy, Chief Information Officer Joined Energizer: 2015 Dan’s career spans more than 25 years in business and IT leadership roles across the food and consumer packaged goods and consulting industries. His previous experience includes Hostess Brands and Post Holdings, following eight years of IT consulting at Accenture. Lori Nortrup, Vice President Global Finance Joined Energizer: 2000 Prior to Energizer, she worked in accounting and internal audit roles at Earthgrains and Central Bancompany. She has also served as a finance and accounting lecturer at Fontbonne University. Kim Smolko, Vice President, Global Supply Chain Joined Energizer: 2016 Prior to Energizer, Kim spent 21 years at SC Johnson, most recently as Senior Director – North America Product Supply. She has extensive experience in supply chain, manufacturing and research & development. Jackie Burwitz, Vice President, Investor Relations Joined Energizer: 2000 Prior to joining Energizer, Jackie worked in investor relations at Trans World Airlines and Zeigler Coal. She also has worked in finance at The Federal Reserve Bank of St. Louis and as a C.P.A at KPMG.

Energizer management team – attendees Michelle Atkinson, Chief Growth Officer Joined Energizer: 2000 Prior to her current role, she served as Vice President, North America Marketing and Vice President, Strategic Planning and Brand Development, Chief Consumer Officer, and Chief Strategy Officer. Michelle brings a wealth of experience in product and brand management from Albertson’s Inc., Ore-Ida and H.J. Heinz. Benjamin Angelette, Vice President, Corporate Development Joined Energizer: 2012 Ben has deep experience in Corporate Development through his background in M&A and capital markets with leading multinational law firms in St. Louis, Missouri and London, England. He was also responsible for providing legal support to the Board of Savvis, Inc. through a strategic review, culminating in its sale to Centurylink, Inc. Sue Drath, Chief Human Capital Officer Joined Energizer: 1992 Sue has served as Energizer’s Chief Human Capital Officer since 2015. Throughout her 27-year tenure, Sue has held roles in operations and human resources, including corporate benefits and compensation. Sue is responsible for our global human capital strategy and execution including culture, leadership, rewards, recognition, talent acquisition and development, and all other aspects of global human resources. Hannah Kim, Chief Legal Officer and Corporate Secretary Joined Energizer: 2018 Prior to joining Energizer, Hannah was Senior Vice President and Assistant General Counsel for Bank of America from May 2016 to June 2018. She also served as Vice President, Associate General Counsel, Deputy Chief Compliance Officer and Assistant Corporate Secretary for the Lowe’s Companies, Inc. from October 2008 to May 2016. She began her career as an attorney at Alston & Bird LLP and Parker Poe Adams and Bernstein LLP. David Lamb, Vice President, Global Procurement Joined Energizer: 2014 Prior to joining Energizer, Dave was a Principal with AT Kearney and has previously held engineering and product strategy positions at Ford Motor Company and General Dynamics Defense Systems.

Non-GAAP reconciliation: adjusted EBITDA (Amounts in Millions) FY2016 FY2017 FY2018 Net Earnings $ 128 $ 202 $ 94 Income tax provision 38 72 82 Earnings before taxes $ 166 $ 273 $ 175 Interest expense 54 53 98 Depreciation and Amortization 34 50 45 EBITDA $ 254 $ 377 $ 319 Restructuring 5 —Spin Costs 10 —Spin Restructuring 6 (4) -Inventory Step up 8 —Gain on Sale of Real Estate—(17) (5) Acquisition and Integration Costs 10 8 43 Settlement loss on Canadian Pension Plan Termination — 14 Share-Based Payments 20 24 28 Adjusted EBITDA $ 314 $ 389 $ 399 EBITDA is defined as net earnings before income tax provision, interest and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to acquisition and integration, settlement loss on pension plan termination, gain on sale of real estate, and share based payments. We are unable to provide a reconciliation to the FY2022 projected Adjusted EBITDA due to the timing of acquisition and integration charges which cannot be reasonably predicted without unreasonable effort.

Non-GAAP reconciliation: adjusted free cash flow (Amounts in Millions) FY2016 FY2017 FY2018 Net cash from operating activities $ 194 $ 197 $ 229 Capital expenditures (29) (25) (24) Proceeds from sale of assets 2 27 6 Free cash flow—subtotal $ 167 $ 199 $ 211 Acquisition and integration related payments 6 4 27 Adjusted free cash flow $ 172 $ 204 $ 238 Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. Adjusted Free Cash Flow is defined as Free Cash Flow excluding the cash payments for acquisition and integration expenses and integration capital expenditures. These expense cash payments are net of the statutory tax benefit associated with the payment. We are unable to provide a reconciliation to the FY2022 projected Adjusted Free Cash Flow due to the timing of the cash payments associated with acquisition and integration charges which cannot be reasonably predicted without unreasonable effort.

Non-GAAP reconciliation: adjusted gross margin For the year ended September 30, (Amounts in Millions) 2016 2017 2018 Sales $ 1,634.2 $ 1,755.7 $ 1,797.7 Reported Cost of products sold 921.8 944.4 966.8 Reported Gross Profit $ 712.4 $ 811.3 $ 830.9 Reported Gross Margin 43.6% 46.2% 46.2% Restructuring 2.4 —Spin 0.4 —Acquisition and integration costs—1.1 -Inventory Step up 8.1—0.2 Cost of products sold- Adjusted $ 910.9 $ 943.3 $ 966.8 Adjusted Gross Profit $ 723.3 $ 812.4 $ 830.9 Adjusted Gross Margin 44.3% 46.3% 46.2% Adjusted Gross Margin excludes any charges related to restructuring, spin activities, acquisition and integration or purchase accounting associated with inventory step up charges.

Non-GAAP reconciliation: net sales reconciliation For the years ended September 30, (Dollars in millions) 2015 % Chg 2016 % Chg 2017 % Chg 2018 % Chg 2019 % Chg PY $1,840.4 $1,631.6 $1,634.2 $1,755.7 $1,797.7 Organic (65.4) (3.6%) 60.4 3.7% 59.7 3.7% 22.5 1.3% 73.4 4.1% Impact of Acquisitions—0.0% 32.3 2.0% 83.1 5.1% 2.3 0.1% 660.6 36.7% Change in Argentina operations—0.0%—0.0%—0.0% (1.9) -0.1% -4.5 -0.3% Change in Venezuela (17.3) (0.9%) (8.5) (0.5%) — 0.0% 0 0.0% International go to market (16.4) (0.9%) (14.7) (0.9%) — 0.0% 0 0.0% Impact of Currency (109.7) (5.9%) (66.9) (4.1%) (21.3) (1.4%) 19.1 1.1% -32.7 -1.8% Current year $1,631.6 (11.3%) $1,634.2 0.2% $1,755.7 7.4% $1,797.7 2.4% $2,494.5 38.8% Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, operations in Argentina, operating in Venezuela, interntaional go to market and the impact of currency from the changes in foreign currency exchange rates.